UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT,
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report                                                                                                                                                 May 22, 2007

(Date of earliest event reported)

TRINITY CAPITAL CORPORATION

(Exact name of Registrant as specified in its charter)

New Mexico
(State or other jurisdiction of incorporation)

000-50266	85-0242376
(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Trinity Drive, Los Alamos, New Mexico	87544
(Address of principal executive offices)	(Zip Code)

(505) 662-5171

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 7.01.  Regulation FD Disclosure

On May 22, 2007, the Company issued a press release announcing the extension of its stock repurchase plan and the repurchase of shares pursuant to the plan.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)                        Financial Statements of Business Acquired.

None.

(b)                       Pro Forma Financial Information.

None.

(d)                       Exhibits.

99.1                                                               Press Release dated May 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY CAPITAL CORPORATION

Dated: May 22, 2007	By:	/s/ Daniel R. Bartholomew
Daniel R. Bartholomew
Chief Financial Officer